UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019
________________________

THE WESTERN UNION COMPANY
(Exact name of registrant as specified in its charter)
________________________

Delaware	001-32903	20-4531180
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7001 East Belleview Avenue	80237
Denver, CO
(Address of principal executive offices)	(Zip Code)

(866) 405-5012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 9, 2019, The Western Union Company (the “Corporation”) closed the previously announced sale of the outstanding securities of its wholly-owned subsidiary, E Commerce Group Products, Inc., together with the Corporation’s Speedpay business, to ACI Worldwide Corp., a wholly-owned subsidiary of ACI Worldwide, Inc., pursuant to a Stock Purchase Agreement, dated as of February 28, 2019 (the “Purchase Agreement”) for approximately $750,000,000 in cash, subject to customary adjustments for cash, working capital, indebtedness and transaction expenses (the “Transaction”). A copy of the Purchase Agreement is attached hereto as Exhibit 2.1.

Item 8.01 Other Events.

On May 9, 2019, the Corporation issued a press release announcing the closing of the Transaction. A copy of the press release announcing the closing of the Transaction is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference hereto, is based on the historical consolidated financial statements of the Corporation including certain pro forma adjustments and has been prepared to illustrate the pro forma effect of the Transaction.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit
2.1	Stock Purchase Agreement, dated as of February 28, 2019, among The Western Union Company, ACI Worldwide Corp. and ACI Worldwide, Inc.*
99.1	Press Release of The Western Union Company dated May 9, 2019
99.2	Unaudited Pro Forma Consolidated Condensed Financial Statements of The Western Union Company

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Corporation agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2019	THE WESTERN UNION COMPANY

	By:	/s/ Darren A. Dragovich
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary